UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 23, 2006

VALENTIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22987	94-3156660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

863A Mitten Rd., Burlingame, California	94010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (650) 697-1900

Check the appropriate box below if the Form 8-K filing is intended to be simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On October 24, 2006, Valentis, Inc. (“Valentis”) entered into a Technology Transfer Agreement (the “Transfer Agreement”) with Vical Incorporated (“Vical”). Pursuant to the Transfer Agreement, Valentis sold to Vical (i) certain patents and patent applications regarding (a) formulations and methods for the treatment of inflammatory diseases and (b) gene delivery for ischemic conditions, (ii) all intellectual and industrial property owned by Valentis and related to, and reasonably necessary for Vical to take certain actions with respect to, any of the foregoing patents and patent applications and (iii) all rights owned or controlled by Valentis relating exclusively to any of the foregoing patents and patent applications, for an aggregate cash purchase price of $30,000 (the “Asset Transfer”). In connection with the Asset Transfer, Vical agreed to assume certain liabilities of Valentis relating to the transferred assets. Valentis and Vical completed the Asset Transfer on October 24, 2006.

On October 23, 2006, Valentis entered into a License Agreement with Vical (the “License Agreement”). Pursuant to the License Agreement, Valentis granted to Vical, in exchange for a cash license fee of $185,000, a non-exclusive, worldwide, royalty-free, fully paid up license to use certain of Valentis’ patents, patent applications and know-how in connection with Vical’s manufacture and sale of certain products (the “License”). The License will remain in effect until the expiration of the last of the patents and patent applications subject to the License, unless earlier terminated by either Valentis or Vical.

The Asset Transfer and the License are referred to herein collectively as the “Transaction.”

The foregoing description of the Transaction does not purport to be complete and is qualified in its entirety by reference to the full texts of the Transfer Agreement and the License Agreement, copies of which are attached hereto as Exhibits 2.1 and 10.1 and are incorporated herein by reference. The Transfer Agreement and the License Agreement are not intended as documents for investors and the public to obtain factual information about the current state of affairs of Valentis. Rather, investors and the public should look to other disclosures contained in Valentis’ reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Item 2.01  Completion of Acquisition or Disposition of Assets.

See the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 2.01.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
2.1	Technology Transfer Agreement, dated as of October 24, 2006, by and between Valentis, Inc. and Vical Incorporated.
10.1	License Agreement, dated as of October 23, 2006, by and between Valentis, Inc. and Vical Incorporated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALENTIS, INC.

November 2, 2006	/s/ Benjamin F. McGraw, III
Benjamin F. McGraw, III, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Technology Transfer Agreement, dated as of October 24, 2006, by and between Valentis, Inc. and Vical Incorporated.
10.1	License Agreement, dated as of October 23, 2006, by and between Valentis, Inc. and Vical Incorporated